                                                                   EXHIBIT 99.1

                         PENNZOIL-QUAKER STATE COMPANY

                             LETTER OF TRANSMITTAL

                                 for Tender of
                                All Outstanding
                           10% Senior Notes Due 2008
                                in exchange for
                                  Registered
                           10% Senior Notes Due 2008

    The Exchange Offer will expire at 5:00 p.m., New York City time, on
            , 2002, unless extended (the "Expiration Date"). Outstanding notes tendered in the exchange offer may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date.

                        Deliver to the Exchange Agent:

                              JPMorgan Chase Bank
                 (formerly known as The Chase Manhattan Bank)

       For Delivery by Mail (registered or certified mail recommended),
                        Overnight Delivery or by Hand:

                         2001 Bryan Street, 9th Floor
                              Dallas, Texas 75201

            By Facsimile Transmission (eligible institutions only):

                                (214) 468-6494

                             Confirm by Telephone:

                                (214) 468-6464

   Delivery of this instrument to an address other than as shown above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this letter of transmittal should be read carefully before this letter of transmittal is completed.

   The undersigned hereby acknowledges receipt and review of the prospectus
dated           , 2002 of Pennzoil-Quaker State Company (the "Issuer") and
this letter of transmittal which together constitute the Issuer's offer to exchange its 10% Senior Notes due 2008 (the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 10% Senior Notes due 2008 (the "Old Notes"). The exchange of Old Notes for New Notes and related documentation are referred to herein as the "Exchange Offer."

   The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Old Notes is open, at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Issuer shall notify JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) (the "Exchange Agent") of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

   The New Notes will bear interest at the rate of 10% per annum. Interest Payment Dates will be May 1 and November 1 of each year, commencing on May 1, 2002. Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid, from the date of issuance of the Old Notes. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer. Interest shall be paid to the person in whose name the applicable New Note is registered at the close of business on April 15, in the case of the May 1 interest payment date, and October 15, in the case of the November 1 interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

   This letter of transmittal is to be used by a holder of Old Notes:

  1. if certificates of Old Notes are to be forwarded herewith or

  2. if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the prospectus under the caption "The Exchange Offer--Procedures for Tendering--Book-Entry Transfer," and an "agent's message" is not delivered as described in the prospectus under the caption "The Exchange Offer--Procedures for Tendering--Tendering Through DTC's Automated Tender Offer Program."

Tenders by book-entry transfer may also be made pursuant to DTC's Automated Tender Offer Program, in which event an agent's message will be transmitted in lieu of this letter of transmittal. Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for DTC's Automated Tender Offer Program on a timely basis, must tender their Old Notes in accordance with the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 of this letter of transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

   The term "holder" with respect to the Exchange Offer means any person in whose name such Old Notes are registered on the books of the Issuer, any person who holds such Old Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes and who desires to deliver the Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Old Notes must complete this letter of transmittal in its entirety (unless such Old Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof).

   Broker-dealers who received the Old Notes as a result of market-making or other trading activities may use the prospectus for the Exchange Offer, as supplemented or amended, in connection with resales of the New Notes.

   Please read the entire letter of transmittal and the prospectus carefully before checking any box below.

   The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal may be directed to the Exchange Agent.

   List below the Old Notes tendered under this letter of transmittal. If the space below is inadequate, list the title of the series, registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

                       DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------

                         Old Note(s) Tendered
                             ----------------------------
Name(s) and
Address(es)
    of
Registered
 Holder(s)
Exactly as
  Name(s)
 Appear(s)
  on Old                            Aggregate
   Notes                            Principal
  (Please    10% Senior              Amount    Principal
Fill In, If  Notes due  Registered Represented   Amount
  Blank)        2008    Number(s)* by Note(s)  Tendered**
---------------------------------------------------------
                                            -------------
                                            -------------
                                            -------------
                             ----------------------------

                                  Total


*  Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

[_]CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[_]CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING
   DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

   Name of Tendering
   Institution: ________________________________________________________________

   DTC Account
   Number(s): __________________________________________________________________

   Transaction Code
   Number(s): _________________________________________________________________.

[_]CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING
   DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

   Name(s) of Registered Holder(s)
   of Old Notes: _______________________________________________________________

   Date of Execution of Notice of
   Guaranteed Delivery: ________________________________________________________

   Window Ticket Number
   (if available): _____________________________________________________________

   Name of Eligible Institution that
   Guaranteed Delivery: ________________________________________________________

   DTC Account Number(s) (if delivered
   by book-entry transfer): ____________________________________________________

   Transaction Code Number (if delivered
   by book-entry transfer): ____________________________________________________

   Name of Tendering Institution (if
   delivered by book-entry transfer): __________________________________________

[_]CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
   ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER(S) SET FORTH ABOVE (FOR USE BY ELIGIBLE INSTITUTIONS ONLY).

[_]CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO
   RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

   Name: _______________________________________________________________________
   Address: ____________________________________________________________________

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered for exchange hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to:

  1. deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Issuer and deliver all accompanying evidences of transfer and authenticity and

  2. present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuer.

   The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available Apr. 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 1, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the "Prior No-Action Letters"), that the New Notes issued in exchange for Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 144 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and that such holders are not engaging in, do not intend to engage in and have no arrangement or understanding with any person or entity to participate in a distribution of such New Notes. The SEC has not, however, considered this Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

   The undersigned hereby further represents to the Issuer that:

  1. neither the holder nor any such other person is an "affiliate," as defined in Rule 144 under the Securities Act, of either of the Issuer, or a broker-dealer tendering Old Notes acquired directly from the Issuer for its own account,

  2. neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of the New Notes or the Old Notes and

  3. any New Notes received are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to participate in a distribution of New Notes. If the undersigned is a broker-dealer that will receive the New Notes for its own account in exchange for Old Notes, the undersigned acknowledges that those Old Notes were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of any such New Notes. By so acknowledging and by delivering a prospectus, however, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The undersigned acknowledges that if the undersigned is tendering Old Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the New Notes:

  1. the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction of the New Notes and

  2. failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuer.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

   For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date for the Exchange Offer.

   All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the section of the prospectus entitled "The Exchange Offer--Withdrawal of Tenders."

   The undersigned acknowledges that the Issuer's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned further agrees that acceptance of any tendered Old Notes by the Issuer and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the registration rights agreement between the Issuer and the initial purchasers of the Old Notes and that the Issuer shall have no further obligations or liabilities thereunder for the registration of the Old Notes or the New Notes.

   The Exchange Offer is subject to certain conditions set forth in the prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), the Issuer may not be required to exchange any of the Old Notes tendered hereby. In such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

   Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered for exchange.

    SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 5 AND 6)                (SEE INSTRUCTIONS 5 AND 6)


 To be completed ONLY (i) if Old           To be completed ONLY if Old Notes
 Notes in a principal amount not           in a principal amount not
 tendered, or New Notes issued in          tendered, or New Notes issued in
 exchange for Old Notes accepted           exchange for Old Notes accepted
 for exchange, are to be issued in         for exchange, are to be mailed or
 the name of someone other than the        delivered to someone other than
 undersigned or (ii) if Old Notes          the undersigned, or to the
 tendered by book-entry transfer           undersigned at an address other
 which are not exchanged are to be         than that shown below the
 returned by credit to an account          undersigned's signature. Mail or
 maintained at DTC other than the          deliver New Notes and/or Old Notes
 DTC Account Number set forth              to:
 above. Issue New Notes and/or Old
 Notes to:

                                           Name: _____________________________

                                           Address: __________________________
 Name: _____________________________       -----------------------------------
 Address: __________________________               (include Zip Code)
 -----------------------------------       -----------------------------------
         (include Zip Code)                (Tax Identification or Social
 -----------------------------------       Security Number)
 (Tax Identification or Social                   (Please Type or Print)
 Security Number)

       (Please Type or Print)


[_]Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account number set forth below:

   DTC Account Number: _________________________________________________________

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
               (Complete Accompanying Substitute Form W-9 Below)

X ______________________________________________________________________________

X ______________________________________________________________________________
              (Signature(s) of Registered Holder(s) of Old Notes)

Dated , 2002

   (The above lines must be signed by the registered holder(s) of Old Notes as you/their name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Old Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 5 regarding the completion of this letter of transmittal, printed below.)

Name(s): _______________________________________________________________________
                             (Please Type or Print)

Capacity (Full Title): _________________________________________________________

Address: _______________________________________________________________________
--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

Taxpayer Identification or Social Security Number: _____________________________

                         MEDALLION SIGNATURE GUARANTEE
                         (If Required by Instruction 5)

Certain signatures must be guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an
Eligible Institution: __________________________________________________________
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                         (Address, Including Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated: __________________________________________________________________ , 2002

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   1. Delivery of this Letter of Transmittal and Old Notes or Agent's Message and Book-Entry Confirmations. All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof (or an agent's message in lieu hereof pursuant to DTC's Automated Tender Offer Program), and any other documents required by this letter of transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The method of delivery of the tendered Old Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the sole election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. NEITHER THE LETTER OF TRANSMITTAL NOR OLD NOTES SHOULD BE SENT TO THE ISSUER.

   All questions as to the validity, form, eligibility (including time of receipt) or acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders of Old Notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the Expiration Date.

   See "The Exchange Offer" section of the prospectus.

   2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available, (b) who cannot deliver their Old Notes (or tender by book-entry transfer), this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to comply with the applicable procedures under DTC's Automated Tender Offer Program on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures:

  a. such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United

     States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution");

  b. prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent's message and notice of guaranteed delivery setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after such Expiration Date, this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the Old Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required by this letter of transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

  c. this letter of transmittal (or a facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Old Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three business days after such Expiration Date.

   Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

   See the section of the prospectus captioned "The Exchange Offer--Guaranteed Delivery Procedures."

   3. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

   4. Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any of the Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fifth column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be returned to the holder as promptly as practicable after the Old Notes are accepted for exchange.

   5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

   If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this letter of transmittal.

   If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder(s), the said holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

   If this letter of transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of its authority to act must be submitted with this letter of transmittal.

   No signature guarantee is required if (i) this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Old Notes), and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant's account at DTC), and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this letter of transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

   6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

   7. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

   8. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes or New Notes must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer are not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by Internal Revenue Service and backup withholding (at a rate of 30% in 2002 or 2003) on interest payments on the New Notes.

   To prevent backup withholding, each tendering holder and each prospective holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the New Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

   Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Exchange Agent.

   If a tendering holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

   The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligations regarding backup withholding.

   9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which might, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

   10. Waiver of Conditions. The Issuer reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the prospectus.

   11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

   12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Old Notes have been followed.

   13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust issuers or other nominee for assistance concerning the Exchange Offer.

   14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

IMPORTANT: This letter of transmittal or a manually signed facsimile hereof or an agent's message in lieu thereof (together with the Old Notes delivered by book-entry transfer or in original hard copy form) must be received by the Exchange Agent, or the notice of guaranteed delivery must be received by the Exchange Agent, prior to the Expiration Date.

--------------------------------------------------------------------------------
                      | Part 1--Please Provide Your        SOCIAL SECURITY
                      | TIN in the Box at Right and             NUMBER
                      | Certify By Signing and          ----------------------
                      | Dating Below                              OR
                      |                                        EMPLOYER
                      |                                 IDENTIFICATION NUMBER
                      |                                 ----------------------
                      |
 SUBSTITUTE           |
--------------------------------------------------------------------------------
 Form W-9             | Part 2--Certification--Under  |  Part 3--
                      | penalties of perjury, I       |
                      | certify that:                 |
                      |                               |
--------------------  |                               |
Name                  | (1) The number shown on this  |  Awaiting TIN [_]
                      |     form is my correct        |
--------------------  |     Taxpayer Identification   |
Address (Number and   |     Number (or I have         |
Street)               |     checked the box in part   |
                      |     3 and executed the        |
--------------------  |     certificate of awaiting   |
City, State and       |     taxpayer identification   |  Please Complete the
Zip Code              |     number below), and        |  Certificate of
                      |                               |  Awaiting Taxpayer
                      | (2) I am not subject to back  |  Identification Number
                      |     withholding either        |  below.
                      |     because I have not been   |
                      |     notified by the Internal  |
                      |     Revenue Service ("IRS")   |
                      |     that I am subject to      |
                      |     backup withholding as a   |
                      |     result of failure to      |
                      |     report all interest or    |
                      |     dividends, or because     |
                      |     the IRS has notified me   |
                      |     that I am no longer       |
                      |     subject to backup         |
                      |     withholding.              |
                       ---------------------------------------------------------

Department of the       Certificate Instructions -- You must cross out item (2)
Treasury Internal       in Part 2 above if you have been notified by the IRS
Revenue Service         that you are subject to backup withholding because of
                        under reporting interest or dividends on your tax
                        return. However, if after being notified by the IRS that
Payor's Request for     you are subject to backup withholding you received
Taxpayer Identification another notification from the IRS stating that you are
Number (TIN)            no longer subject to backup withholding, do not cross
                        out item (2).


                        SIGNATURE ________________________________ DATE , 2002

--------------------------------------------------------------------------------


   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING (AT A RATE OF 30% FOR PAYMENTS MADE IN 2002 OR 2003) OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES.


   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, a portion of all reportable payments (30% for payments made in 2002 or 2003) made to me thereafter will be withheld until I provide a number.

 --------------------------------------     --------------------------- , 2002
              SIGNATURE                                   DATE

--------------------------------------------------------------------------------

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